SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: April 21, 2003


                           LATINOCARE MANAGEMENT, INC.
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                (Name of registrant as specified in its charter)



Nevada                            000-13215                  30-0050402
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(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

959 Walnut Avenue, Suite 250, Pasadena, California              91106
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(Address of principal executive offices)                    (Postal Code)


Registrant's telephone number, including area code:   (626) 583-1115
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Item 1.     Changes in Control of Registrant

                None.

Item 2.     Acquisition or Disposition of Assets

                None.

Item 3.     Bankruptcy or Receivership

                None.

Item 4.     Changes in Registrant's Certifying Accountant

                None.

Item 5.     Other Events

                Effective April 19, 2003, the following people have been appointed directors of the Company.

Jonathan L. Lei, age 30, has been the President, Chief Executive Officer, Chief Financial Officer, and Secretary of the Warp 9, Inc. since inception in 1996. He was appointed President and a Director of the Company on April 1, 2003. Mr. Lei received a Bachelor Degree in Electrical and Computer Engineering from the University of California, Santa Barbara ("UCSB") in 1995 and a Master of Science Degree in Electrical and Computer Engineering from UCSB in 1996. While at UCSB, he studied and worked in the field of computer aided design and development of VLSI and ASIC silicon chips. Mr. Lei was employed by Lockheed Martin in 1993 where he built data acquisition systems for spacecraft testing. In 1995, he worked for Intel Corporation where he developed the Triton II Pentium PCI chipset. From 1995 to 1996, Mr. Lei worked for RC Electronics where he designed PCI based data acquisition systems. Mr. Lei founded Warp 9, Inc. in 1996 and in 1998, he negotiated a transaction to sell Warp's consumer ISP division, Sbnet, to MindSpring Enterprises. During that same period, Mr. Lei co-developed Warp's e-commerce products. He is the visionary behind the patent pending eCapsule technology and Warp's mobile data direction. Mr. Lei was an officer and is a lifetime member of Tau Beta Pi, a national engineering honor society.

Louie Ucciferri, age 42, is the founder and President of Westlake Financial Architects, an investment-banking firm formed in 1995 to provide financial and investment advisory services to early stage companies. He has raised investment capital for both private and public companies and has created liquidity for investors in the form of public offerings. Since November 1998, he has also served as President of Camden Financial Services, a NASD registered broker dealer that serves as the dealer manager for a real estate company that has raised in excess of $150 million in equity capital for the acquisition of commercial office properties in southern California and Arizona.

Tom M. Djokovich, age 46, was the founder and served from 1995 to 2002 as the Chief Executive Officer of Accesspoint Corporation, a vertically integrated provider of electronic transaction processing and e-business solutions for merchants (OTCBB:ASAP.OB). Under Mr. Djokovich's guidance, Accesspoint became a member of the Visa/MasterCard association, the national check processing associ-ation NACHA, and developed one of the payment industry's most diverse set of network based transaction processing, business management and CRM systems for both Internet and conventional points of sale. During his tenure, Accesspoint became an early adopter of WAP based e-commerce capabilities and the industry's first certified Level 1 Internet payment processing engine. In his last year as executive manager, Accesspoint grew its processing revenues by over 800% and overall revenues by nearly 300%. Prior to Accesspoint, Mr. Djokovich founded TMD Construction and Development where he developed an early business-to-business ordering system for the construction industry.

     The Company anticipates the name change from Latinocare Management Corp. to Roaming Messenger, Inc. will be effective on May 2, 2003.

Item 6.     Resignation and Appointment of Directors

                None.

Item 7.     Financial Statements, Pro Forma Financials, & Exhibits

                Financial Statements:

                         None.

                Pro Forma Financial Statements:

                         None.

                Exhibits:

                         None.



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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 22, 2003                LATINOCARE MANAGEMENT CORP.



                                    By: /s/ Jonathan Lei
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                                        Jonathan Lei, President